EXHIBIT 99.1

CNET Networks, Inc.
Consolidated Statements of Operations
(Unaudited)
(000s, except per share data)

                                                    Three Months Ended
                                                         March 31,
                                               --------------------------
                                                   2002          2001
                                               ------------  ------------
Revenues. . . . . . . . . . .  . . . . . . .
    Internet . . . . . . . . . . . . . . . .  $     43,380  $     66,653
    Publishing . . . . . . . . . . . . . . .        12,272         8,499
                                               ------------  ------------
    Total revenue . . . . . . . . . . . . . .       55,652        75,152

Operating expenses:
   Cost of revenues . . . . . . . . . . . . .       37,135        42,762
   Sales and marketing . . . . . . . . . . .        20,754        39,191
   General and administrative. . . . . . . .        12,759         9,609
   Depreciation. . . . . . . . . . . . . . .         6,241         5,596
   Amortization of goodwill and
    intangibles assets. . . . . . . . . . . .       12,059       205,460
                                               ------------  ------------
    Total operating expenses . . . . . . . .        88,948       302,618
                                               ------------  ------------
    Operating income (loss) . . . . . . . . .      (33,296)     (227,466)

Non-operating income (expense):
   Realized gains on sale of investments . .         2,336         8,191
   Realized losses on sale of investments . .          (26)       (6,687)
   Realized losses on impairment
     of public investments . . . . . . . . .             -       (25,455)
   Realized losses on impairment
     of private investments . . . . . . . . .       (7,639)      (89,271)
   Interest income.. . . . . .  . . . . . . .        1,372         4,193
   Interest expense. . . . . .  . . . . . . .       (2,778)       (4,538)
   Other. . . . . . . . . . . . . . . . . . .           (3)         (599)
                                               ------------  ------------
    Total non-operating income (expense). . .       (6,738)     (114,166)
                                               ------------  ------------
    Income (loss) before income taxes  . . .       (40,034)     (341,632)

     Income tax expense (benefit) . . . . . .       (8,984)      (25,057)
                                               ------------  ------------

   Net loss. . . . . . . . . . . . . . . . .  $    (31,050) $   (316,575)
                                               ============  ============

Basic and diluted net loss per share. . . . . $      (0.22) $      (2.33)
                                               ============  ============
Shares used in calculating
  basic and diluted per share . . . . . . . .  138,668,755   135,909,822
                                               ============  ============

Note: Effective January 1, 2002, the Company adopted the provisions of Statement of Finacial
Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). Under SFAS 142,
goodwill is no longer amortized, beginning January 1, 2002. If the non-amortization provision of
SFAS 142 had been effective in 2001, net loss and basic and diluted net loss per share for the three months ended March 31, 2001 would have been $(123,131), $(0.91) and $(0.91), respectively.

CNET Networks, Inc.
Consolidated Balance Sheets
(000s, except per share data)

                                                       March 31,  December 31,
                                                         2002          2001
                                                    ------------  ------------
Assets
Current assets
     Cash and cash equivalents . . . . . . . . . . $     57,630  $     93,439
     Investments in marketable debt securities . .       56,933        46,760
     Accounts receivable, net. . . . . . . . . . .       53,637        56,495
     Other current assets. . . . . . . . . . . . .       41,503        29,472
                                                    ------------  ------------
       Total current assets . . . . . . . . . . .       209,703       226,166

Investments in marketable debt securities . . . .        78,430        76,777
Restricted cash . . . . . . . . . . . . . . . . .        15,762        16,270
Property and equipment, net . . . . . . . . . . .        77,770        79,043
Other assets . . . . . . . . . . . . . . . . . . .       31,653        41,036
Goodwill and intangible assets, net . . . . . . .       364,062       375,488
                                                    ------------  ------------
       Total assets . . . . . . . . . . . . .  . .      777,380       814,780
                                                    ============  ============

Liabilities and Stockholders' Equity
Current liabilities
     Accounts payable. . . . . . . . . . . . . . . $     11,085  $      7,324
     Accrued liabilities . . . . . . . . . . . . .       69,427        80,224
     Current portion of long-term debt . . . . . .           77            77
                                                    ------------  ------------
        Total current liabilities. . . . . . . . .       80,589        87,625

Non-current liabilities:
     Long-term debt . . . . . . . . . . . . . . .       176,427       176,457
     Other long term liabilities  . . . . . . . .         6,611         7,199
                                                    ------------  ------------
        Total liabilities  . . . . . . . . . . . .      263,627       271,281

Stockholders' equity:
     Common stock; $0.0001 par value; 400,000,000 shares
      authorized; 138,770,239 outstanding at
      March 31, 2002 and 138,300,625 outstanding
      at December 31, 2001. . . . . . . . . . . .            14            14
     Notes receivable from stockholders . . . . .          (397)         (563)
     Additional paid-in-capital. . . . . . . . . .    2,698,847     2,695,443
     Other comprehensive income. . . . . . . . . .      (15,117)      (12,789)
     Deferred stock compensation . . . . . . . . .         (402)         (481)
     Retained deficit . . . . . . . . . . . . . .    (2,138,766)   (2,107,716)
     Treasury stock, at cost . . . . . . . . . . .      (30,426)      (30,409)
                                                    ------------  ------------
        Total stockholders' equity . . . . . . . .      513,753       543,499
                                                    ------------  ------------

        Total liabilities and stockholders' equity $    777,380  $    814,780
                                                    ============  ============